EXHIBIT 10.2

THIRD AMENDMENT TO PURCHASE AGREEMENT

This Third Amendment to Purchase Agreement, dated as of October 7, 2020 (this “Amendment”), is among AAR CORP., on behalf of itself and each Seller (in such capacity, the “Seller Representative”), as servicer (in such capacity, the “Servicer” and, together with the Seller Representative, the “AAR Parties” and each an “AAR Party”), and as parent (in such capacity, the “Parent”), and CITIBANK, N.A. (the “Buyer”).

RECITALS

WHEREAS, the AAR Parties, the Sellers and the Buyer are parties to that certain Purchase Agreement, dated as of February 23, 2018 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”);

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

SECTION 1.   Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

SECTION 2.   Amendments to the Agreement.

(a)        Schedule I to the Agreement is hereby amended and restated in the form of Annex A attached hereto.

(b)        The definition of “Tranche A Account Debtor” in Exhibit A to the Agreement is hereby amended and restated in its entirety to read as follows:

“Tranche A Account Debtor”: Each of (i) the account debtors listed on Schedule I hereto, as such Schedule may be modified or supplemented from time to time, as approved by Buyer in writing in its sole and absolute discretion and (ii) solely with respect to any Tranche A Specified Account Debtor, any wholly-owned subsidiary of such Tranche A Specified Account Debtor.

SECTION 3.    Conditions to Effectiveness. This Amendment shall become effective on the date on which each of the parties hereto shall have received counterparts of this Amendment executed by each of the other parties hereto.

SECTION 4.   Representations and Warranties. The Seller Representative (on behalf of itself and each Seller) and the Servicer hereby make to the Buyer, on and as of the date hereof, the following representations and warranties:

(a)        Authority. The execution, delivery and performance by the applicable AAR Party of this Amendment (i) are within such AAR Party’s corporate powers and (ii) have been duly authorized by all necessary corporate action;

(b)        Enforceability. This Amendment constitutes the legal, valid and binding obligation of the applicable AAR Party, enforceable against such AAR Party in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium, fraudulent conveyance or other laws relating to the enforcement of creditors’ rights generally and general principles of equity (regardless of whether enforcement is sought at equity or law);

(c)        Representations, Warranties and Covenants. Its representations, warranties and covenants contained in the Agreement other than those set forth in clauses (i) and (k) of Exhibit C thereof) are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date; and

(d)        No Event of Termination. No Event of Termination has occurred and is continuing.

SECTION 5.   Ratification of Parent Undertaking.  The Parent hereby acknowledges and agrees that, immediately after giving effect to this Amendment, the Parent Undertaking shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 6.   Effect of Amendment; Ratification.

(a)        Upon the effectiveness of this Amendment, each reference in the Agreement to the “Purchase Agreement”, “this Agreement”, “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Agreement as amended hereby, and each reference to the Agreement in any other document, instrument and agreement executed and/or delivered in connection with the Agreement shall mean and be a reference to the Agreement as amended hereby.

(b)        Except as specifically amended hereby, the Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects.

(c)        The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Buyer or any of its assignees under the Agreement or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

SECTION 7.    Execution; Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by electronic mail attachment in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8.   Governing Law. This Amendment shall be governed by the laws of the State of New York, without giving effect to conflicts of law principles.

SECTION 9.   Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

AAR CORP., as Seller Representative (on behalf of itself and each Seller) and as Servicer

By:	/s/Dylan Wolin
Name: Dylan Wolin
Title: Vice President and Treasurer

AAR CORP., as Parent

By:	/s/Dylan Wolin
Name: Dylan Wolin
Title: Vice President and Treasurer

Third Amendment

CITIBANK, N.A.,
as Buyer

By:	/s/John Monaghan
Name: John Monaghan
Title: Vice President

Third Amendment

ANNEX A

Schedule I

Tranche A Account Debtors

Account Debtors	Purchase Sublimit	Credit Spread	Buffer Period